UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

250 Glen Street, Glens Falls, NY                            12801

(Address of principal executive offices)

(Zip code)

Emile Molineaux

             c/o Gemini Fund Services, LLC., 150 Motor Parkway, Suite 205, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

11/30

Date of reporting period: 11/30/04

Item 1.  Reports to Stockholders.

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Legal Counsel

Ropes & Gray

700 12th Street, N.W., Suite 900

Washington, D.C. 20005

Independent Auditors

Cohen McCurdy, Ltd.

826 Westpoint Parkway, Suite 1250

Westlake, OH 44145

Administrator and

Fund Accountant

Gemini Fund Services, LLC

150 Motor Parkway, Suite 205

Hauppauge, NY 11788

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Distributor

Aquarius Fund Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

Investor Information: (888) 350-2990

The North Country Funds

Equity Growth Fund

Intermediate Bond Fund

Annual Report

November 30, 2004

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

THE NORTH COUNTRY FUNDS

November 30, 2004

ECONOMIC SUMMARY

Third quarter Gross Domestic Product numbers released on November 30th indicated that third quarter growth was stronger than first reported, rising at an annualized rate of 3.9%, up from the 3.7% reported one month ago.  As expected, consumer spending was revised up as was capital spending.  International trade was revised to reflect a much smaller drag on growth and inventories were revised down.

Consumer spending, as represented by retail sales, showed mixed results for the post-Thanksgiving weekend time frame.  The world’s largest retailer, Wal-Mart, reported below trend results, while other retailers had great success.  Going forward, we remain concerned that lower savings, high debt, and elevated energy prices will take their toll on consumer spending.  The weak consumer confidence report on November 30th drove this point home with concerns about job prospects, prompting a significant pull back in sentiment toward future major ticket purchases.

In October, more than 330,000 jobs were created, which was well above expectations.  The surge in the labor force and employment that was reported for October enhances expectations of a soft performance in November.  The labor force usually grows in spurts only to be followed by sluggish growth or declines.  Up until October, non-farm payroll growth had stagnated, averaging 100,000 new positions in the previous four months, which has the potential of limiting income growth.  Assumptions of soft growth in consumer spending should translate into consumer spending growing at a slower pace in the fourth quarter as compared with the third quarter.  It is significant that the growth of disposable income continues to fall short of consumer spending.

Despite the Federal Reserve's 100 basis point increase in short-term interest rates, the housing markets strength has showed virtually no signs of letting up.  During October, new home starts in the U.S. rose to the highest level of the year.  Even more encouraging was that this increase followed an upwardly revised report for September.  The average rate on a thirty-year fixed mortgage was 5.72% in October, slightly less than the 5.76% in September.  The record low was 5.21% registered in June 2003.  The recent pick up in inflation and the Federal Reserve's posture suggests that higher interest rates are likely to follow, which could dampen sales of homes.

The Institute for Supply Management Manufacturing Index rose in November after three consecutive monthly declines.  Given the underlying trends in several other manufacturing reports, this increase in manufacturing activity is not likely to be sustained.  The Philadelphia Fed's business outlook survey fell in October.  The rest of the Federal Reserve's regional manufacturing indices reinforce a sector that is experiencing growth, but at a reduced pace.

Exactly how much business investment will occur is a huge question mark.  It is not a question of whether businesses have enough cash or if interest rates are too constrictive.  Companies are flush with cash and interest rates remain near historical lows despite the Fed's tightening campaign.  What exactly are companies doing with all the cash?  The pace of stock buybacks is running at a seventeen year high.

Also companies are paying out larger dividends.  We believe equipment and software spending should be the main focus in the fourth quarter, partly due to firms making use of the favorable tax breaks for capital spending that are due to expire at the end of the year.

The pace of inflation is accelerating.  November’s report on October wholesale prices sent shock waves through the financial markets with a 1.7% increase that was more than four times the consensus expectations of 0.4%.  October's surge was the strongest in fourteen years.  The markets breathed a sigh of relief when the spike in wholesale prices did not extend into the consumer sector.  Still, consumer price inflation was not as tame as many expected a few months back. Prices on the retail level rose a relatively high 0.6% during October, the largest monthly increase in five months.  For the past twelve months, retail prices were up 3.2%, the highest rate since June 2001.

While the Bush administration's perceived lack of fiscal constraints will continue to put pressure on the U.S. dollar, foreign economies will eventually be reluctant to allow the dollar to weaken further, as a weak dollar makes foreign economies exports more expensive relative to the U.S.  We feel that the U.S. dollar will continue to be weak but will not face the crisis that many are predicting currently.

Overall, the economy appears to be growing at a 3.5% annual pace in the fourth quarter with a slowdown in consumer expenditures being made up by increased business spending and a continued strong housing market.  Our primary concern for economic growth going forward has been the five consecutive monthly declines in the U.S. leading index, which by itself may not signal a downturn in the economy, but growth in the near term may be at a slower pace.  We believe the Federal Reserve's preemptive action of raising the Federal Funds target rate at a measured pace should allow the economy to continue to grow at a pace that may provide price stability but with a minimum amount of restraining effect which should allow the economy to grow in 2005 at an estimated annual rate of 3.4%.

The Equity Growth Fund

For the year ended November 30, 2004 the North Country Equity Growth Fund had a total return of 10.02% versus the S&P 5001 at 12.85%.  The Equity Growth Fund was slightly behind the S&P 500 for the latest three year period (annualized returns of 1.73% versus 2.73%) but has outperformed the S&P 500 for the 5-year period with an annualized return of -0.94% versus -1.83%.  For the 10-year period The Equity Growth Fund and the S&P 500 had similar annualized returns of 11.79% and 11.86% respectively2.

The pace of growth in earnings as represented by the companies in the S&P 500 has decelerated year-over-year from the June to September quarter.  Earnings estimates for the fourth quarter of 2004 show further deceleration in year-over-year growth rates.  Indeed the soft spot that occurred in the economy in June/July caused analysts to lower expectation for fourth quarter earnings, which now look as though they can be surpassed.  It is our expectation that earnings estimates will rise as we move into 2005.  The overall market price-to-earnings multiple usually contracts in a rising interest rate environment. However, during the last six months, even in the face of Federal Reserve tightening, the 10-Year U.S. Treasury yield has declined by approximately 50 basis points.  While P/E contraction is a risk as we move into 2005, we believe the pace upon which long term rates rise may be slower than expected which may keep that impact of P/E contraction muted.

The Federal Reserve began hiking interest rates on June 30, 2004.  We reduced our weighting in consumer discretionary stocks as we were concerned about moderating consumer spending resulting from higher interest rates, higher energy prices, slower job growth, the unwinding of tax incentives, and the reduction in cash out mortgage refinancing. We increased our weighting in the consumer staples sector as a defensive move as these companies have historically performed relatively well in relation to economically sensitive companies in an environment of slower economic growth.

In July of 2004 Intel surprised investors by warning of weaker profit margins in the coming quarters.  Issues weighing on the information technology sector included decelerating earnings growth rates, risks to earnings pending the treatment of stock options in 2005, higher interest rates, and historically high valuations, with the exception of the late 90’s boom.  We reduced our weighting in the information technology sector to a marketweight from an overweight relative to the S&P 500.  Once again, in a defensive move, we added to our weighting in consumer staples stocks.

Investor uncertainty over the presidential election, the war in Iraq, and terrorism made equity performance volatile in the four months ended October 31st.  During this time the Federal Reserve continued its measured approach to raising interest rates.  Up until this time we had held the financial sector of the portfolio at an underweight relative to the S&P 500 as we were concerned that rapidly rising interest rates would intensify margin compression for spread based financial stocks.  With slowing economic growth and a consistent message from the Federal Reserve regarding their plan for raising interest rates at a moderate pace, we determined it appropriate to increase the weighting of the financial sector to a marketweight with a concentration on companies that benefit from transaction volume and associated fees. This was funded by reducing our weighting in information technology stocks further as guidance from these companies was cautionary and tougher earnings comparison were on the horizon.

The equity markets, as represented by the S&P 500, had a significant positive move in the month of November, rising 4% with economically sensitive sectors such as industrials, energy, and materials outperforming the overall index.  We continue to believe that the issues challenging the consumer will persist into 2005, and continue to carry consumer discretionary stocks at an underweight relative to the S&P 500.  We remain overweight relative to the S&P 500 in the consumer staples and industrials sectors.  We expect a weaker U.S. dollar will benefit companies that derive a larger portion of their earnings from foreign economies.

The Intermediate Bond Fund

Currently, interest rates are being impacted by an anticipation of slower economic growth resulting from the Federal Reserve’s measured increases in its target Federal Funds rate, moderate employment gains, tame inflation reports, fluctuations in oil prices, and foreign central bank purchases of U.S. Treasury notes in an effort to support the U.S. dollar.

We anticipate moderate economic growth in 2005, moderate job creation and a continuation of inconclusive evidence of core inflation.   Consequently, we do not anticipate an increase in the steepness of the yield curve.  We expect the Federal Reserve will maintain the measured pace of its interest rate increases and the Federal Funds target rate may be within a range of 3.00% to 3.50% at year-end 2005.  We expect the yield on the ten-year U.S. Treasury note may be within a range of 5.00% to 5.25% by year-end 2005.

Where exactly interest rates will fall in the ranges noted above will likely be influenced by GDP growth, inflation and any need by the Federal Reserve to raise rates to support the U.S. dollar.  We do expect that the 10-year U.S. Treasury note will be volatile due to fluctuations in market sentiment over prospects for economic growth, inflation and the strength of the U.S. dollar.

To date, the Federal Reserve’s efforts have succeeded only in effecting short-term interest rates and yields at the short-end of the yield curve.  In fact, the yield on the ten-year U.S. Treasury note is lower today then when the Federal Reserve began to raise rates in June of 2004.

We have seen money market rates creeping upward and have a concern that ongoing Federal Reserve increases in their Federal Funds target rate may have further negative impact on the prices of fixed income securities in the maturity range of 0 to 2 years.

The current shape of the yield curve – quite steep from 0 to 2 years, slightly less so from 2 to 5 years, relatively flat from 5 to 10 years and unusually flat from 10 to 30 years – is notable and indicates the potential benefits of extending maturities beyond two years and the limited incremental yield which may be earned by extending maturities beyond ten years.

Given the negative impact on fixed income performance in the 0 to 2 year range which may occur due to the increasing Federal Funds target rate, the shape of the yield curve, and potential volatility in the 10-year U.S. Treasury note due to fluctuating sentiments over prospects for economic growth, inflation and the strength of the U.S. dollar, we have reviewed shorter-term bonds and those bonds likely to be called within the next year with an eye to extending their maturities and are currently focusing on bonds in the 2 to 7 year range as we expect that area of the yield curve may be less volatile over the next year.

With relative tightness of credit spreads between corporate bonds and U.S. Treasury notes and the general evaporation of risk premiums, it is entirely possible that credit spreads will widen in 2005; particular if the Federal Reserve’s efforts to dampen growth are more successful than intended.

For the better part of the year we maintained a portfolio duration shorter than that of our benchmark, the Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index3.  We sought to out-perform by employing a shorter than benchmark duration and by increasing our allocation to corporate and U.S. agency bonds while decreasing our allocation to U.S. Treasuries.  We also increased our allocation to lower rated investment quality bonds in an effort to enhance returns.

The Fund’s performance relative to the Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index was negative for the year ending November 30, 20044.  This relative under-performance was primarily the result of the North Country Intermediate Bond Fund having a duration shorter than that of the Merrill Lynch Index.  Our shorter-than-benchmark duration was a response to our anticipation of interest rate increases by the Federal Reserve.  With the Federal Reserve’s actions having the greatest impact on the short-end of the yield curve so far, we have recently extended the duration of our fund to more closely approximate that of our benchmark as we expect the Federal Reserve to continue moderate increases in its Federal Funds target rate.

1 The S&P 500 is an unmanaged market capitalization-weighted index of common stocks.  You cannot invest directly in an index.

2 Past performance is not indicative of future results. The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods prior to the Fund’s commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers.

3 The Merrill Lynch Corporate/Government “A” rated or better 1-10 year index is based upon publicly issued intermediate     corporate and government debt securities with maturities ranging between 1 and 10 years.  You cannot invest directly in an index.

4 Past performance is not indicative of future results. The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods prior to the Fund’s commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance data current to the most recent month end by calling 1-888-350-2990.  This information will be available no later than seven business days following the most recent month end.  You should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus from Aquarius Fund Distributors, LLC and read it carefully before investing.

The views expressed are as of November 30, 2004 and are those of the adviser, North Country Investment Advisers, Inc.  The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or The North Country Funds.

Not FDIC insured.  Not obligations of or guaranteed by any bank.  May involve investment risks, including possible loss of the principal invested.

AFD-01/20/05-95

North Country Equity Growth Fund

Growth of $10,000 Investment

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Equity Growth Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2004

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	10.02%	(0.94)%	11.79%

The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods prior to the Fund’s commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers.  The Collective Investment Trust was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act.  If the Collective Investment Trust had been registered under the 1940 Act, the Performance of such Collective Investment Trust may have been lower.

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  Lipper Large Cap Core is a benchmark that includes funds investing at least 75% of equity assets in large capitalization securities.  Lipper Large Cap Growth is a benchmark of large-company, growth oriented funds. Due to a reclassification by Lipper, the benchmark index for the Fund has changed from Lipper Large Cap Core to Lipper Large Cap Growth.  Indexes and benchmarks are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index or benchmark, although they can invest in its underlying securities or funds.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Intermediate Bond Fund

Growth of $10,000 Investment

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Intermediate Bond Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2004

	1 Year	5 Years	10 Years
North Country Intermediate Bond Fund	1.48%	5.80%	5.93%

The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods prior to the Fund’s commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers.  The Collective Investment Trust was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act.  If the Collective Investment Trust had been registered under the 1940 Act, the performance of such Collective Investment Trust may have been lower.

The Merrill Lynch Government/Corporate 1-10 year maturity “A” rated or better index is widely used as a broad measure of performance of bonds with maturities of less than 10 years.  The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

The North Country Funds

Top Ten Industries & Investments

North Country Equity Growth Fund

Top Ten Industries as of November 30, 2004	% of Net Assets	Top Ten Holdings as of November 30, 2004	% of Net Assets
Retail	10.57%	American Express Co.	2.63%
Medical- Drugs	8.33%	Hartford Financial Services Grp, Inc.	2.38%
Banks	6.87%	Dell, Inc.	2.35%
Conglomerates	6.55%	Radian Group, Inc.	2.18%
Insurance	6.39%	Goldman Sachs Group, Inc.	2.17%
Diversified Financial Services	5.20%	United Technologies Corp.	2.16%
Consumer Products	4.53%	Apache Corp.	1.98%
Medical Equipment & Supplies	4.29%	EnCana Corp.	1.95%
Computer/Network Products	3.83%	Fifth Third Bancorp	1.95%
Oil & Gas Producers	3.83%	Exxon Mobil Corp.	1.88%

North Country Intermediate Bond Fund

Top Ten Industries as of November 30, 2004	% of Net Assets	Top Ten Holdings as of November 30, 2004	% of Net Assets
U.S. Government Agency Obligations	31.65%	FHLMC, 5.00%, due 7/15/14	3.35%
Investment Services	12.31%	FHLMC, 4.375%, due 7/30/09	3.32%
Diversified Financial Services	11.13%	Kellogg Co., 2.875%, due 6/1/08	3.18%
Banks	9.51%	First Data Corp., 3.90%, due 10/1/09	2.44%
Telecommunications	5.39%	Citigroup, Inc., 5.00%, due 3/6/07	2.12%
Electric Utilities	4.55%	Goldman Sachs, 3.875%, due 1/15/09	2.12%
Foods	4.30%	IBM, 5.375%, due 2/1/09	1.73%
Business Services	2.84%	Gannet Co., Inc., 5.50%, due 4/1/07	1.71%
Money Market Funds	2.80%	FHLB, 3.75%, due 5/25/07	1.65%
Taxable Municipal Bonds	2.39%	GMAC, 4.50%, due 7/15/06	1.65%

                                                             FHLB  – Federal Home Loan Bank

                                                             FHLMC – Federal Home Loan Mortgage Corp.

                                                             GMAC – General Motors Acceptance Corp.

                                                             IBM – International Business Machines Corp.

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at June 1, 2004 and held until November 30, 2004.

Actual Expenses:  The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value (6/1/04)	Ending Account Value (11/30/04)	Expense Ratio (Annualized)	Expenses Paid During the Period* (6/1/04-11/30/04)
Equity Growth Fund
Actual	$1,000	$1,026.54	1.10%	$5.57
Hypothetical (5% return before expenses)	$1,000	$1,019.50	1.10%	$5.55
Intermediate Bond Fund
Actual	$1,000	$1,017.10	0.86%	$4.34
Hypothetical (5% return before expenses)	$1,000	$1,020.70	0.86%	$4.34

                                                                  * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 366 days.

	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2004

		Market			Market
Shares		Value	Shares		Value

COMMON STOCKS- 96.38%			Consumer Products- 4.53%
Aerospace / Defense- 1.22%			33,000	Avon Products, Inc.	$ 1,238,820
17,000	Lockheed Martin Corp.	$ 1,034,280	27,000	Estee Lauder
				Companies Inc.- Cl A	1,178,280
Banks- 6.87%			26,500	Procter & Gamble Co.	1,417,220
22,000	Bank of America Corp.	1,017,940			3,834,320
28,500	Citigroup, Inc.	1,275,375	Distribution & Wholesale- 1.48%
32,800	Fifth Third Bancorp	1,651,808	20,500	Fastenal Co.	1,253,780
12,000	U.S. Bancorp	355,560
24,500	Wells Fargo & Co.	1,513,365	Diversified Financial Services- 5.20%
		5,814,048	40,000	American Express Co.	2,228,400
Beverages- 3.18%			17,500	Goldman Sachs Group, Inc.	1,833,300
22,000	Anheuser-Busch		5,000	Legg Mason, Inc.	340,700
	Companies, Inc.	1,101,980			4,402,400
31,800	Pepsico, Inc.	1,587,138	Educational Services- 1.13%
		2,689,118	12,000	Apollo Group, Inc.- Cl A*	956,400
Business Services- 3.26%
30,000	First Data Corp.	1,232,700	Electric Utilities- 1.74%
46,000	Paychex, Inc.	1,525,360	15,000	Dominion Resources, Inc.	982,050
		2,758,060	15,000	Southern Co.	491,850
Chemicals- 1.78%					1,473,900
12,000	Du Pont (EI)		Furniture & Fixtures- 1.83%
	de Nemours & Co.	543,840	44,000	Masco Corp.	1,551,880
27,500	Ecolab, Inc.	961,950
		1,505,790	Industrial Gases- 1.27%
Computer/Network Products- 3.83%			24,000	Praxair, Inc	1,077,600
67,000	Cisco Systems, Inc.*	1,253,570
49,000	Dell, Inc.*	1,985,480	Insurance- 6.39%
		3,239,050	24,500	American International
Computer Services- 0.87%				Group, Inc.	1,552,075
19,500	Yahoo!, Inc.*	733,590	31,500	Hartford Financial
				Services Group, Inc.	2,016,000
Conglomerates- 6.55%			36,000	Radian Group, Inc.	1,845,000
23,000	Dover Corp.	930,350			5,413,075
44,000	General Electric Co.	1,555,840	Investment Services- 1.81%
14,500	ITT Industries, Inc.	1,234,240	27,500	Merrill Lynch & Co., Inc.	1,532,025
18,700	United Technologies Corp.	1,824,746
		5,545,176

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2004

		Market			Market
Shares		Value	Shares		Value

Medical- Drugs- 8.33%			Scientific & Technical
29,500	Abbott Laboratories	$ 1,237,820	Instruments- 1.71%
23,000	Amgen, Inc.*	1,380,920	25,400	Danaher Corp.	$ 1,444,752
11,000	Eli Lilly & Co.	586,630
17,000	Forest Labs, Inc.*	662,490	Semiconductors- 2.70%
20,000	Johnson & Johnson	1,206,400	102,000	Flextronics
29,500	Pfizer, Inc.	819,215		International Ltd.*	1,463,700
42,500	Teva Pharmaceutical		21,500	Intel Corp.	480,525
	Industries Ltd- ADR	1,159,400	9,000	Linear Technology Corp.	343,440
		7,052,875			2,287,665
Medical Equipment & Supplies- 4.29%			Software & Programming- 2.86%
25,000	Dentsply International, Inc.	1,315,250	50,000	Microsoft Corp.	1,340,500
20,000	Guidant Corp.	1,296,600	17,000	Symantec Corp.*	1,084,770
12,500	Zimmer Holdings, Inc.*	1,020,000			2,425,270
		3,631,850	Telecommunications- 1.79%
Motorcycles- 1.29%			25,000	SBC Communications, Inc.	629,250
18,800	Harley-Davidson, Inc.	1,087,016	32,500	Vodafone Group Plc- ADR	886,275
					1,515,525
Multimedia- 2.37%			TOTAL COMMON STOCKS
11,900	Gannett Co., Inc.	981,631	(Cost $71,005,302)		81,586,326
29,500	Viacom, Inc.- Cl B	1,023,650
		2,005,281	MONEY MARKET FUNDS- 3.38%
Oil & Gas Producers- 3.83%			1,444,871	BlackRock Provident
29,000	EnCana Corp.	1,653,870		Institutional Temp Fund	1,444,871
31,000	Exxon Mobil Corp.	1,588,750	1,416,144	Milestone Treasury
		3,242,620		Obligation Portfolio-
Oil & Gas Services- 3.70%				Institutional Class	1,416,143
31,000	Apache Corp.	1,675,860	TOTAL MONEY MARKET FUNDS
30,000	Noble Corp.*	1,453,500	(Cost $2,861,014)		2,861,014
		3,129,360
Retail- 10.57%			TOTAL INVESTMENTS
20,000	Best Buy Co., Inc.	1,127,600	(Cost $73,866,316)	99.76%	84,447,340
18,000	Lowe's Companies, Inc.	995,940	Cash and other
41,000	Staples, Inc.	1,308,310	assets less liabilities	0.24%	207,288
20,000	Sysco Corp.	695,000
19,500	Target Corp.	998,790	TOTAL NET ASSETS	100.00%	$ 84,654,628
34,000	Tiffany & Co.	1,040,400
39,500	Walgreen Co.	1,508,110	* Non-income producing security
24,500	Wal-Mart Stores, Inc.	1,275,470	ADR - American Depository Receipt
		8,949,620

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
November 30, 2004

Principal		Market	Principal		Market
Amount		Value	Amount		Value

CORPORATE BONDS- 60.16%			Computers- 1.72%
Aerospace/Defense- 0.35%			$1,000,000	International Business
$ 200,000	McDonnell Douglas Corp.,			Machines Corp.,
	6.875%, due 11/1/06	$ 212,349		5.375%, due 2/1/09	$ 1,051,388

Banks- 9.51%			Diversified Financial Services- 11.13%
	Bank of America Corp.,		500,000	American General Finance,
500,000	4.75%, due 10/15/06	512,632		4.00%, due 3/15/11	479,989
1,000,000	4.375%, due 12/1/10	997,630	500,000	Caterpillar Financial Services,
800,000	Chase Manhattan Corp.,			5.60%, due 3/15/06	512,875
	6.00%, due 2/15/09	851,724		CIT Group, Inc.,
1,250,000	Citigroup, Inc.,		500,000	3.25%, due 12/15/07	491,857
	5.00%, due 3/6/07	1,290,994	1,000,000	4.125%, due 11/3/09	989,676
	J.P. Morgan Chase & Co.,		490,000	Commercial Credit Co.,
275,000	6.50%, due 1/15/09	298,870		7.75%, due 3/1/05	496,352
1,000,000	3.50%, due 3/15/09	975,996		Ford Motor Credit Corp.
350,000	Nationsbank Corp.,		300,000	3.35%, due 6/20/06	298,050
	6.60%, due 5/15/10	385,073	300,000	4.15%, due 6/20/07	300,800
500,000	Wells Fargo & Co.,			General Motors
	3.125%, due 4/1/09	481,723		Acceptance Corp.,
		5,794,642	1,000,000	4.50%, due 7/15/06	1,003,421
Beverages- 0.93%			600,000	4.375%, due 12/10/07	592,022
	Pepsico, Inc.,		250,000	6.125%, due 1/22/08	257,978
300,000	3.20%, due 5/15/07	298,075		Household Finance Corp.,
250,000	5.70%, due 11/1/08	265,500	100,000	2.90%, due 11/15/06	98,257
		563,575	500,000	7.875%, due 3/1/07	546,057
Building Materials- 0.87%			500,000	3.90%, due 10/15/08	491,794
500,000	Vulcan Materials,		200,000	6.375%, due 10/15/11	219,771
	6.00%, due 4/1/09	532,191			6,778,899
			Electric Utilities- 4.55%
Business Services- 2.84%			500,000	Alabama Power Co.,
	First Data Corp.,			3.125%, due 5/1/08	488,004
250,000	3.375%, due 8/1/08	245,300	500,000	Jersey Central
1,500,000	3.90% due 10/1/09	1,483,826		Power & Lighting,
		1,729,126		6.85%, due 11/27/06	529,190
Chemicals- 0.82%			115,000	Kansas Energy, Inc.,
500,000	Du Pont (EI) de			6.65%, due 3/1/05	116,100
	Nemours & Co.
	4.125%, due 4/30/10	497,803

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2004

Principal		Market	Principal		Market
Amount		Value	Amount		Value

Electric Utilities- 4.55% (continued)			Investment Services- 12.31% (continued)
	National Rural Utilities,		$ 500,000	Morgan Stanley,
$ 500,000	3.25%, due 10/1/07	$ 492,570		3.875%, due 1/15/09	$ 495,432
500,000	6.20%, due 2/1/08	534,289			7,497,074
300,000	Potomac Electric Power Co.,		Multimedia- 1.71%
	6.50%, due 9/15/05	308,309	1,000,000	Gannet Co., Inc.,
300,000	Virginia Electric & Power,			5.50%, due 4/1/07	1,043,833
	4.50%, due 12/15/10	300,404
		2,768,866	Pharmaceuticals- 0.80%
Foods- 4.30%			500,000	Eli Lilly & Co.,
250,000	General Mills, Inc.,			2.90%, due 3/15/08	487,516
	2.625%, due 10/24/06	245,634
	Kellogg Co.,		Recreational Activities- 0.88%
175,000	4.875%, due 10/15/05	177,443	500,000	Carnival Corp.,
2,000,000	2.875%, due 6/1/08	1,934,198		6.15%, due 4/15/08	533,245
250,000	Kraft Foods, Inc.,
	5.25%, due 6/1/07	258,851	Restaurants- 0.70%
		2,616,126	400,000	McDonald's Corp.,
Insurance- 0.16%				5.95%, due 1/15/08	423,800
100,000	John Hancock Life Insurance,
	3.35%, due 11/15/07	98,886	Retail- 1.19%
			195,000	CVS Corp.,
Investment Services- 12.31%				5.625%, due 3/15/06	200,612
	Bear Stearns Co., Inc.,		500,000	Target Corp.,
500,000	7.80%, due 8/15/07	552,589		5.40%, due 10/1/08	526,871
800,000	2.875%, due 7/2/08	771,546			727,483
300,000	3.90%, due 11/15/08	293,482	Telecommunications- 5.39%
500,000	3.25%, due 3/25/09	482,336	565,000	Ameritech Capital
300,000	4.50%, due 10/28/10	299,810		Funding Corp.,
	Goldman Sachs Group, Inc.,			6.15%, due 1/15/08	602,590
1,300,000	3.875%, due 1/15/09	1,290,611	500,000	Bellsouth Corp.,
300,000	6.65%, due 5/15/09	329,937		4.2%, due 9/15/09	497,789
	Lehman Brothers Holdings, Inc.,		500,000	GTE Northwest, Inc.,
1,000,000	3.60%, due 3/13/09	979,022		5.55%, due 10/15/08	517,480
1,000,000	3.95%, due 11/10/09	983,461	500,000	GTE South, Inc.,
	Merrill Lynch & Co., Inc.,			6.00%, due 2/15/08	526,926
500,000	5.36%, due 2/1/07	519,632
166,000	6.25%, due 10/15/08	178,358
300,000	6.00%, due 2/17/09	320,858

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2004

Principal		Market	Principal		Market
Amount		Value	Amount		Value

Telecommunications- 5.39% (continued)			Government Agencies- 31.65% (continued)
$ 600,000	SBC Communications, Inc.,			Federal Home Loan Bank,
	5.75%, due 5/2/06	$ 620,571	$ 750,000	2.75%, due 11/15/06	$ 743,146
500,000	Southwestern Bell		1,000,000	3.75%, due 5/25/07	1,003,797
	Telephone Co,		500,000	3.175%, due 11/6/07	495,325
	6.60%, due 11/15/05	515,059	550,000	5.315%, due 12/23/08	581,612
		3,280,415	800,000	4.00%, due 5/15/09	803,083
			1,000,000	3.75%, due 8/18/09	994,224
TOTAL CORPORATE BONDS			1,000,000	3.50%, due 11/3/09	978,588
(Cost $36,164,353)		36,637,217	500,000	4.125%, due 8/13/10	498,141
				Federal Home Loan
TAXABLE MUNICIPAL BONDS- 2.39%				Mortgage Corp.,
500,000	Illinois State Taxable Pension		2,000,000	4.375%, due 7/30/09	2,023,510
	General Obligation,		1,000,000	4.00%, due 9/22/09	991,481
	2.80%, due 6/1/09	472,190	2,000,000	5.00%, due 7/15/14	2,041,516
250,000	Kansas State Development			Federal National Mortgage
	Authority Revenue Bond			Association,
	Public Employee Retirement		1,000,000	2.30%, due 3/28/06	990,795
	Systems, FSA,		1,000,000	2.625%, due 11/15/06	988,884
	4.40%, due 9/1/09	250,303	500,000	2.72%, due 4/19/07	492,959
250,000	New Jersey State Turnpike		1,000,000	3.55%, due 1/17/08	999,064
	Authority Revenue		500,000	3.60%, due 3/3/09	494,849
	Bond Series B, MBIA,		1,000,000	3.125%, due 3/16/09	967,723
	3.14%, due 1/1/09	239,525	1,000,000	4.02%, due 4/20/09	1,001,786
500,000	New York State		1,000,000	4.625%, due 10/15/14	988,849
	Environmental Clean Water				19,277,126
	Taxable Revenue Bond,		Mortgage Backed Securities- 0.47%
	3.66%, due 7/15/08	496,140		Federal Home Loan Bank,
			189,022	5.00%, due 8/1/07	193,491
TOTAL TAXABLE			40,235	6.50%, due 11/1/08	42,131
MUNICIPAL BONDS			41,128	Federal National Mortgage
(Cost $1,510,102)		1,458,158		Association,
				6.50%, due 11/1/08	43,017
U.S. GOVERNMENT & AGENCY			4,341	Government National
OBLIGATIONS- 33.89%				Mortgage Association,
Government Agencies- 31.65%				11.00%, due 11/15/05	4,880
	Federal Farm Credit Bank,				283,519
1,000,000	4.55%, due 11/10/14	981,556
200,000	6.52%, due 9/24/07	216,238

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2004

Principal		Market	Principal		Market
Amount		Value	Amount		Value

U.S. Treasury Notes- 1.77%			TOTAL INVESTMENTS
$ 150,000	6.50%, due 8/15/05	$ 154,178	(Cost $60,069,232)	99.24%	$ 60,439,191
850,000	4.625%, due 5/15/06	871,582	Cash and other
50,000	6.50%, due 10/15/06	53,186	assets less liabilities	0.76%	464,339
		1,078,946
			TOTAL NET ASSETS	100.00%	$ 60,903,530
TOTAL U.S. GOVERNMENT &
AGENCY OBLIGATIONS			FSA- Financial Security Assurance.
(Cost $20,690,552)		20,639,591	MBIA- Municipal Bond Insurance Association.

MONEY MARKET FUNDS- 2.80%
Shares
862,576	BlackRock Provident
	Institutional Temp Fund	862,576
841,649	Milestone Treasury
	Obligation Portfolio-
	Institutional Class	841,649

TOTAL MONEY MARKET FUNDS
(Cost $1,704,225)		1,704,225

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2004

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at value (Cost $73,866,316 and
$60,069,232, respectively)	$ 84,447,340	$ 60,439,191
Receivable for fund shares sold	985	58,355
Dividends and interest receivable	272,372	595,896
Prepaid expenses and other assets	16,102	14,715
Total Assets	84,736,799	61,108,157

LIABILITIES:
Accrued advisory fees	56,886	26,370
Dividends payable	-	165,981
Redemptions payable	6,173	-
Accrued expenses	19,112	12,276
Total Liabilities	82,171	204,627
Net Assets	$ 84,654,628	$ 60,903,530

NET ASSETS CONSIST OF:
Paid in capital	$ 87,070,077	$ 60,453,264
Accumulated net investment income	188,185	97
Accumulated net realized gain (loss) from
investment transactions	(13,184,658)	80,210
Net unrealized appreciation on investments	10,581,024	369,959
Net Assets	$ 84,654,628	$ 60,903,530

Shares outstanding	8,753,452	5,836,987

Net asset value and redemption price per share	$ 9.67	$ 10.43

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2004

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Interest	$ 24,064	$ 2,053,381
Dividends (Net of foreign taxes of $2,161 and
$0, respectively)	1,022,999	-
Total investment income	1,047,063	2,053,381

EXPENSES:
Investment advisory fees	584,973	250,544
Administration fees	127,665	106,251
Transfer agency fees	38,301	25,650
Custody fees	21,100	15,649
Audit fees	16,499	14,001
Legal fees	15,101	8,900
Insurance expense	13,324	6,864
Printing expense	10,499	5,501
Registration & filing fees	9,500	8,499
Trustees' fees	7,102	4,550
Miscellaneous expenses	256	306
Total expenses	844,320	446,715

Plus: Expense reimbursement recapture	13,641	-
Net expenses	857,961	446,715

Net investment income	189,102	1,606,666

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS :
Net realized gain from investment
transactions	4,421,433	81,000
Net change in unrealized appreciation (depreciation)
of investments for the period	2,772,818	(1,044,468)
Net realized and unrealized gain (loss)
on investments	7,194,251	(963,468)
Net increase in net assets resulting
from operations	$ 7,383,353	$ 643,198

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2004	November 30, 2003

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 189,102	$ 7,180
Net realized gain (loss) from investment transactions	4,421,433	(3,070,954)
Net change in unrealized appreciation for the period	2,772,818	12,753,087
Net increase in net assets resulting from operations	7,383,353	9,689,313

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.00+ and $0.00
per share, respectively)	(8,097)	-
Distributions from net realized gains on investments	-	-
Total distributions to shareholders	(8,097)	-

CAPITAL SHARE TRANSACTIONS:	6,974,618	3,317,844

Net increase in net assets	14,349,874	13,007,157

NET ASSETS:
Beginning of year	70,304,754	57,297,597

End of year (including undistributed net investment income
of $188,185 and $7,180, respectively)	$ 84,654,628	$ 70,304,754

__________________
+ Less than $.01 per share.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2004	November 30, 2003

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,606,666	$ 1,187,531
Net realized gain from investment transactions	81,000	350,880
Net change in unrealized appreciation (depreciation) for the period	(1,044,468)	8,254
Net increase in net assets resulting from operations	643,198	1,546,665

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.34 and $0.38
per share, respectively)	(1,606,576)	(1,187,880)
Distributions from net realized gains on investments ($0.10 and
$0.00 per share, respectively)	(349,201)	-
Total distributions to shareholders	(1,955,777)	(1,187,880)

CAPITAL SHARE TRANSACTIONS:	24,269,895	8,052,026

Net increase in net assets	22,957,316	8,410,811

NET ASSETS:
Beginning of year	37,946,214	29,535,403

End of year (including undistributed net investment income
of $97 and $7, respectively)	$ 60,903,530	$ 37,946,214

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year		For the year		For the year		March 1, 2001*
	ended		ended		ended		through
	November 30,		November 30,		November 30,		November 30,
	2004		2003		2002		2001

Net asset value, beginning of period	$ 8.79		$ 7.55		$ 9.19		$ 10.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income	0.02		0.00	+	0.00	+	0.00
Net realized and unrealized gains (losses)
on investments	0.86		1.24		(1.64)		(0.81)
Total from investment operations	0.88		1.24		(1.64)		(0.81)

LESS DISTRIBUTIONS:
Dividends from net investment income	0.00	+	0.00		0.00	+	0.00
Distribution from net realized gains from security
transactions	0.00		0.00		0.00		0.00
Total distributions	0.00		0.00		0.00		0.00

Net asset value, end of period	$ 9.67		$ 8.79		$ 7.55		$ 9.19

Total return (1)	10.02%		16.42%		(17.81)%		(8.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 84,655		$ 70,305		$ 57,298		$ 57,734
Ratios to average net assets (2):
Expenses, before reimbursement	1.08%		1.13%		1.13%		1.21%
Expenses, including effect of reimbursement	1.10%	(3)	1.10%		1.10%		1.10%
Net investment income, before reimbursement	0.26%		(0.02)%		(0.04)%		(0.06)%
Net investment income, including effect
of reimbursement	0.24%	(3)	0.01%		(0.01)%		0.05%
Portfolio turnover rate	37.15%		31.53%		38.24%		20.05%
__________________
(1) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(2) Annualized for periods less than one year.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.
* Prior to March 1, 2001, the Fund was organized as a Collective Investment Trust.
+ Less than $.01 per share.

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year	For the year	For the year		March 1, 2001*
	ended	ended	ended		through
	November 30,	November 30,	November 30,		November 30,
	2004	2003	2002		2001

Net asset value, beginning of period	$ 10.70	$ 10.54	$ 10.23		$ 10.00

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income	0.34	0.38	0.45		0.33
Net realized and unrealized gains (losses)
on investments	(0.17)	0.16	0.31		0.23
Total from investment operations	0.17	0.54	0.76		0.56

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.34)	(0.38)	(0.45)		(0.33)
Distribution from net realized gains from security
transactions	(0.10)	0.00	0.00		0.00
Total distributions	(0.44)	(0.38)	(0.45)		(0.33)

Net asset value, end of period	$ 10.43	$ 10.70	$ 10.54		$ 10.23

Total return (1)	1.48%	5.11%	7.56%		5.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 60,904	$ 37,946	$ 29,535		$ 24,531
Ratios to average net assets (2):
Expenses, before reimbursement	0.89%	1.04%	1.11%		1.27%
Expenses, including effect of reimbursement	0.89%	1.04%	1.12%	(3)	1.25%
Net investment income, before reimbursement	3.21%	3.50%	4.33%		4.43%
Net investment income, including effect
of reimbursement	3.21%	3.50%	4.32%	(3)	4.45%
Portfolio turnover rate	35.52%	21.62%	9.56%		20.72%
__________________
(1) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(2) Annualized for periods less than one year.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.
* Prior to March 1, 2001, the Fund was organized as a Collective Investment Trust.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS
November 30, 2004

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000.  The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds).  The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value.  Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company.  Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

 NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Investments for which no sales are reported are valued at its last bid price.  Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust's Fair Value Committee (the "Committee") in accordance with the Trust's "Portfolio Securities Valuation Procedures (the "Procedures").  Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security's fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security.  There were no securities or other assets valued at fair value by the Trust as of November 30, 2004.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the adviser believes such prices accurately reflect the fair market value of the security.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2004

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value.

Federal Income Taxes- The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

Dividends and Distributions- The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, at least annually.  Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.  Those differences are primarily due to differing treatments for wash sale losses.

Security Transactions- Securities transactions are recorded no later than the first business day after the trade date.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discount and premium on securities purchased are amortized over the life of the respective securities.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees.  Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively.  For the year ended November 30, 2004, the Adviser received advisory fees of $584,973 from the Equity Fund and $250,544 from the Bond Fund.

The Adviser has voluntarily agreed to waive its advisory fee or, if necessary, to reimburse the Funds if and to the extent that the total annual operating expense ratio (excluding brokerage commissions, taxes, and extraordinary expenses) exceeds 1.10% and 1.25% of the average daily net assets of the Equity Fund and Bond Fund, respectively, through November 30, 2005.  Under the terms of the Advisory Agreement, fees waived or expenses reimbursed by the Adviser are subject to reimbursement by the Fund up to five years from the date that the fee or expense was waived or reimbursed.  However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.  For the year ended November 30, 2004, the Adviser recaptured $13,641 in prior period fee waivers from the Equity Fund.  As of November 30, 2004, there was $64,394 of fee waivers from the Equity Fund subject to recapture by the Adviser through November 30 of the years below:

2006	2007	2008
$28,489	$17,663	$18,242

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2004

Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as administrator providing administration and accounting services to the Funds pursuant to an Administration and Accounting Agreement.  Under the terms of such agreement, GFS is paid a monthly fee from each Fund that is based on a percentage of average daily net assets, subject to certain minimums.  Each Fund also reimburses GFS for any out-of-pocket expenses.

GFS also serves as transfer and dividend-disbursing agent to the Funds. For its services as transfer and dividend-disbursing agent, GFS receives a monthly fee based upon the total number of accounts serviced, subject to certain minimums.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. FUND SHARE TRANSACTIONS

At November 30, 2004, there were an unlimited number of shares authorized with no par value.  Paid in capital for the Equity Fund and Bond Fund amounted to $87,070,077 and $60,453,264, respectively.

Transactions in capital shares were as follows:

Equity Growth Fund:
	For the year		For the year
	ended		ended
	November 30, 2004		November 30, 2003
	Shares	Amount	Shares	Amount

Shares sold	1,788,630	$ 16,618,429	1,494,306	$ 11,503,008
Shares issued for reinvestment
of dividends	107	977	−	−
Shares redeemed	(1,035,040)	(9,644,788)	(1,080,760)	(8,185,164)
Net increase	753,697	$ 6,974,618	413,546	$ 3,317,844

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2004

Intermediate Bond Fund:
	For the year		For the year
	ended		ended
	November 30, 2004		November 30, 2003
	Shares	Amount	Shares	Amount

Shares sold	2,600,968	$ 27,570,587	1,045,713	$ 11,296,325
Shares issued for reinvestment
of dividends	10,728	113,429	6,236	67,345
Shares redeemed	(322,727)	(3,414,121)	(306,011)	(3,311,644)
Net increase	2,288,969	$ 24,269,895	745,938	$ 8,052,026

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the year ended November 30, 2004 were as follows:

	Equity Growth Fund	Intermediate Bond Fund
Purchases	$35,156,772	$40,648,083
Sales	$28,139,125	$17,140,081

At November 30, 2004, net unrealized appreciation, for federal income tax purposes, on investment securities was as follows:

	Equity Growth Fund	Intermediate Bond Fund
Aggregate gross unrealized appreciation
for all investments for which there was an excess of value over cost	$12,550,804	$883,512
Aggregate gross unrealized depreciation
for all investments for which there was an excess of cost over value	(1,969,780)	(513,553)
Net unrealized appreciation	$10,581,024	$ 369,959

The aggregate cost of securities for federal income tax purposes at November 30, 2004 is the same as for book purposes for both Funds.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2004

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the years ended November 30, 2004, and 2003, was as follows:

Equity Growth Fund:	2004	2003
Ordinary income	$ 8,097	$ −
Long-term capital gains	−	−
Total	$ 8,097	$ −

Intermediate Bond Fund:	2004	2003
Ordinary income	$1,606,576	$1,187,880
Long-term capital gains	349,201	−
Total	$1,955,777	$1,187,880

On December 30, 2004, an income distribution of $0.023 per share was declared for the Equity Growth Fund and a capital gain distribution of $0.015 was declared for the Intermediate Bond Fund.  The dividends were paid on December 30, 2004 to shareholders of record on December 29, 2004.

As of November 30, 2004, the components of distributable earnings on a tax basis were as follows:

	Ordinary Income	Long Term Gains (Losses)	Unrealized Appreciation
Equity Growth Fund	$ 188,185	$ (13,184,658)	$10,581,024
Intermediate Bond Fund	$ 97	$ 80,210	$ 369,959

As of November 30, 2004, the Equity Growth Fund had available, for federal income tax purposes, $13,184,658 in unused capital loss carryforwards available to offset future capital gains expiring on November 30 of the years below:

2010	2011
$10,113,704	$3,070,954

NOTE 7. CHANGE OF ACCOUNTANTS

On February 6, 2004, McCurdy & Associates CPA’s, Inc. (“McCurdy”) notified the Funds of its intention to resign as the Funds’ independent auditors upon selection of replacement auditors.

On November 30, 2004, the Funds’ Audit Committee and Board of Directors selected Cohen McCurdy, Ltd. (“Cohen”) to replace McCurdy as the Funds’ auditors for the fiscal year ending November 20, 2004, to be effective upon the resignation of McCurdy.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2004

On December 2, 2004, upon receipt of notice that Cohen was selected as the Funds’ auditor, McCurdy, whose audit practice was acquired by Cohen, resigned as independent auditors to the Fund.  McCurdy’s report, dated December 11, 2003, on the North Country Funds’ financial statements for the fiscal year ended November 30, 2003 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During the period December 11, 2003 through the date of engagement of Cohen, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McCurdy would have caused McCurdy to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods.

Neither the Funds nor anyone on their behalf consulted with Cohen on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of said Item 304).

THE NORTH COUNTRY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees

The North Country Funds

We have audited the accompanying statement of assets and liabilities of The North Country Funds consisting of the North Country Equity Growth Fund, and the North Country Intermediate Bond Fund, including the schedule of investments as of November 30, 2004 and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended November 30, 2003 and the financial highlights for the periods indicated prior to November 30, 2004 were audited by McCurdy and Associates CPA’s Inc., whose audit practice was acquired by Cohen McCurdy, Ltd.  McCurdy & Associates CPA’s Inc. expressed unqualified opinions on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash held as of November 30, 2004 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Growth Fund and the Intermediate Bond Fund as of November 30, 2004, the results of its operations, the changes in its net assets, and the financial highlights the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

January 11, 2005

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING TRUSTEES AND OFFICERS (Unaudited)

The Trustees and officers of North Country Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The term of office for trustees is for the duration of the Trust or until removal, resignation or retirement; officers are elected annually. Each individual listed below oversees both portfolios currently existing within the complex.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with theTrust	Principal Occupations During Past 5 Years and Current Directorships
Kenneth C. Hopper, M.D.* c/o Gemini Fund Services, LLC 150 Motor Parkway Hauppauge, NY 11788 Age: 66	Trustee since 2001

Chairman & CEO, Northeastern Toxicology Laboratory, Inc.; Chairman & CEO, Bay Optical, Inc. (1972-Present); Chairman, Drug Risk Solutions, LLC (1997-Present); President & CEO, Adirondack Eye Physicians & Surgeons, P.C. (1970-Present); Director, North Country Investment Advisers, Inc. (2000-Present); Director, Arrow Financial Corp. (1983-Present); Director, Glens Falls National Bank & Trust Company (1976-Present).

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Unless otherwise noted, the address for each Trustee is c/o Gemini Fund Services, LLC, 150 Motor Parkway, Suite 205, Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
George R. Coughlan, III Age: 67	Trustee since 2001	Retired; Vice President & Branch Manager, Smith Barney (1974-1998).
Alan E. Redeker Age: 61	Trustee Since 2000

President, Glens Falls Lehigh Cement Co. (1999-Present); Vice President, Roanoke Cement (1998); Regional V.P., Southdown Corp. (cement company) (1998); V.P., Medusa Corporation (cement company) (1995-1998).

Joseph M. Grossi Age: 64	Trustee since 2001	Retired; General Manager - Northeast Region, Niagara Mohawk (Gas & Electric Utility Co.) (1964-1999).
John C. Olsen Age: 50	Trustee since 2004	Shareholder and Director of Accounting and Auditing Services and Non-Profit Industry Group, Dorfman-Robbie CPA’s (1978-Present).

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING TRUSTEES AND OFFICERS (Unaudited)(Continued)

The following table provides information regarding each officer who is not a Trustee of the Trust. Unless otherwise noted, the address for each officer is c/o Gemini Fund Services, LLC, 150 Motor Parkway, Suite 205, Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Michael J. Wagner Age: 54	President since 2003	President and Chief Operating Officer, Gemini Fund Services, LLC (2004-Present); Sr. V.P., Gemini Fund Services, LLC (1998-2003).
Peter J. Lareau Age: 45	Vice President since 2002	Compliance Officer, North Country Investment Advisers, Inc. (2001-Present), Vice President Corporate Compliance, Glens Falls National Bank & Trust Company (1982-Present).
Andrew Rogers Age: 35	Treasurer since 2002

President, Fund Compliance Services, LLC (2004-Present); President, GemCom, LLC (2004-Present); Director of Administration, Gemini Fund Services, LLC (2001-Present); Vice President, JP Morgan Chase & Co. (1998-2001).

Colleen T. McCoy Age: 50	Chief Compliance Officer since 2004

Founder and consultant of Canterbury Group LLC (mutual fund consulting) (2001-Present); Chief Compliance Officer for a number of other mutual fund groups since 2004; Vice President & Business Manager (Global Funds Administration) with JP Morgan Chase (1998-2001).

Rose Anne Casaburri Age: 53	Secretary since 2001	Paralegal, Gemini Fund Services, LLC (2001-Present); Human Resources Manager, Federated Department Stores (1996-2001).
James Colantino Age: 35	Assistant Treasurer since 2002	Vice President, Fund Administration, Gemini Fund Services, LLC (2004 – Present); Senior Fund Administrator, Gemini Fund Services, LLC (1999-2004).

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 1-888-350-2990.

* Kenneth C. Hopper, M.D. is deemed to be an “interested person” of The North Country Funds, as defined by the 1940 Act.  He serves as a director of Glens Falls National Bank & Trust Company, the sponsor of The North Country Funds and as a director of The North Country Funds’ investment adviser.

THE NORTH COUNTRY FUNDS

THE NORTH COUNTRY FUNDS

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, 2004 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that John C. Olsen is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Olsen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2004, the aggregate audit, audit-related and tax fees billed by Cohen McCurdy, Ltd. for professional services rendered for the audits of the financial statement, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, for The North Country Funds are shown below.  The aggregate tax fees billed by Cohen McCurdy, Ltd. were rendered for tax compliance, tax advice and tax planning for each fund.

(a)

Audit Fees

FY 2004

$ 23,665

FY 2003

$ 22,719

(b)

Audit-Related Fees

FY 2004

$ 0

FY 2003

$ 0

(c)

Tax Fees

FY 2004

$ 3,000

FY 2003

$ 2,895

(d)

All Other Fees

FY 2004

$ 0

FY 2003

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant.  The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

There were no amounts that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X for the fiscal year ended August 31, 2004

(f)

During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

Registrant

Adviser

FY 2004

$  3,000

$  N/A

FY 2003

$  2,895

$  N/A

(h)

Not applicable.  All non-audit services to the Registrant were pre-approved by the Audit Committee for FY 2004.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The North Country Funds

By (Signature and Title)

/s/ Michael J. Wagner, President

Date

2/8/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Michael J. Wagner, President

Date

2/8/05

By (Signature and Title)

/s/Andrew Rogers, Treasurer

Date

2/8/05